UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2022

Commission File Number: 001-36556

El Pollo Loco Holdings, Inc.

(Exact name of registrant as specified in its charter.)

Delaware	20-3563182
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3535 Harbor Blvd Suite 100, Costa Mesa, California 92626
(Address of principal executive offices)

714-599-5000

(Registrant's Telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	LOCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2022, Miguel Lozano notified El Pollo Loco Holdings, Inc. (the “Company”) of his decision to retire as Chief Operating Officer of the Company on or before November 22, 2022. In connection with Mr. Lozano’s retirement, the Company entered into a Severance and Separation Agreement with Mr. Lozano (the “Separation Agreement”). The following summary of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Pursuant to the Separation Agreement, Mr. Lozano’s employment with the Company will end on the first to occur of the date that is three weeks after the date a new Chief Operating Officer has started his or her employment with the Company, or November 22, 2022 (the “Separation Date”). If Mr. Lozano remains employed with the Company and assists with the smooth and orderly transition of his duties through the Separation Date or such earlier date on which the Company terminates Mr. Lozano’s employment for any reason other than for cause (as defined in the Separation Agreement) then, in exchange for a general release of claims, Mr. Lozano will receive $81,250 as a severance payment (the “Severance Payment”), which such Severance Payment will be paid to Mr. Lozano in a lump sum on or before ten (10) business days after the Separation Date. Conditioned upon Mr. Lozano’s continued employment in good standing with the Company, Mr. Lozano also remains eligible for his current monthly base salary until the Separation Date and a prorated payment of his annual incentive bonus for fiscal 2022, subject to the terms and conditions of the Company’s 2022 annual non-equity incentive compensation plan and the Separation Agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Severance and Separation Agreement, dated June 15, 2022, between El Pollo Loco Holdings, Inc. and Miguel Lozano
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

El Pollo Loco Holdings, Inc.

Date: June 21, 2022	By:	/s/ Anne E. Jollay
		Name:	Anne E. Jollay
		Title:	Corporate Secretary